SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: MARCH 12, 2001
                        (Date of earliest event reported)


                       ALLIANCE FIBER OPTIC PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                 0-31857                77-0554122
  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)


                 735 NORTH PASTORIA AVENUE, SUNNYVALE, CA 94304
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 736-6900

Item 9.       Regulation FD Disclosure.
              ------------------------

Alliance Fiber Optic Products, Inc. ("AFOP") is filing this report on Form 8-K pursuant to Regulation FD in connection with its planned disclosure and discussion of the following topics at a presentation to financial analysts and investors at the Global Communications Investor Conference hosted by Merrill Lynch & Co. in New York City on March 12, 2001. This disclosure is being made pursuant to Regulation FD only and is not an indication or assessment of materiality.

The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Except for the historical information contained herein, the information in this report, including statements as to products under development, their expected features and benefits, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially including, but not limited to, economic conditions, manufacturing difficulties, delays in the release of products, the impact of competitive products and other risks detailed in AFOP's Prospectus dated November 20, 2000 filed with the SEC and from time to time in AFOP's SEC reports. These forward-looking statements speak only as of the date hereof. AFOP disclaims any intention or obligation to update or revise any forward-looking statements.

At the Global Communications Investor Conference, AFOP will display slides relating to certain products under development. Descriptions of these slides appear below:

Slide One: Entitled: Micro-Optic Products

A picture of a manual VOA appears on the left hand side of the slide with the caption "Manual VOA."

A picture of a circulator appears to the right of the manual VOA with the caption "Circulator."

A picture of a pump combiner appears to the right of the circulator and with the caption "Combiner."

Two bullet points appear below the pictures with the text as follows:
o  Interlever (Under development)
o  IWDM/Hybrid Optics (Under development)

Slide Two:
Entitled: O/E/M Module Product Line

A picture of an automatic VOA appears on the left hand side of the slide with the caption "Automatic VOA."

A picture of an E-VOA appears to the right of the automatic VOA with the caption "E-VOA."

A picture of a SODA appears to the right of the E-VOA with the caption "SODA."

A bullet point appears below the pictures with the text as follows:
o  Wavelength Router (Under development)

Slide Three:
Entitled: Miniaturization for IPS

The text "Example: Switchable Optical Drop & Add (SODA)" appears centered under the title of the slide.

A picture of a switchable optical drop and add module appears on the left hand side of the middle of the slide. A schematic depiction of automatic switching of wavelengths from one fiber to another consisting of bar lines and arrows appears to the right of to the picture of the switchable optical drop and add module.

Below the picture of the switchable optical drop and add module are three bullet points with text as follows:
o  Compact size
o  Performance advantage
o  Insertion loss savings of several dbs

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  March 10, 2001


                                      ALLIANCE FIBER OPTIC PRODUCTS, INC.



                                      By       /s/ John M. Harland
                                         ---------------------------------------
                                      Name:    John M. Harland
                                      Title:   Chief Financial Officer